Exhibit 10.3
Tenth Amendment
Haslett Warehouse
HL-SAFR001-00

TENTH AMENDMENT
TO
HISTORIC LEASE
(HL-SAFR001-00)
     THIS TENTH AMENDMENT TO HISTORIC LEASE (HL-SAFR001-00) (“Tenth Amendment”), dated for reference purposes December 9, 2008 and retroactively effective as of September 18, 2008, is made and entered into by and between the United States Department of the Interior, National Park Service acting through the Regional Director, Pacific West Region, an agency of the United States of America (“Lessor”) and Maritime Hotel Associates, L.P., a California limited partnership whose General Partner is Hyde Street Hospitality, LLC, a wholly-owned subsidiary of Kimpton Group Holding LLC, a Delaware limited liability company (“Lessee”).
RECITALS
     This Tenth Amendment is entered upon the basis of the following facts, understandings and intentions of the parties.
     WHEREAS, Lessor and Lessee entered into that certain Historic Lease (HL-SAFR001-98), effective as of October 16, 2000 (the “Original Lease”), as amended by that certain First Amendment to Historic Lease effective as of January 16, 2001 (the “First Amendment”), that certain Second Amendment to Historic Lease effective as of January 18, 2001 (the “Second Amendment”), that certain Third Amendment to Historic Lease effective as of January 22, 2001 (the “Third Amendment”), that certain Fourth Amendment to Historic Lease effective as of January 24, 2001 (the “Fourth Amendment”), that certain Fifth Amendment to Historic Lease effective as of January 29, 2001 (the “Fifth Amendment”), that certain Sixth Amendment to Historic Lease effective as of February 1, 2001 (the “Sixth Amendment”), that certain Seventh Amendment to Historic Lease (which corrected the designation to HL-SAFR001-00) effective as of February 6, 2001 (the “Seventh Amendment”), that certain Eighth Amendment to Historic Lease effective as of August 10, 2001 (the “Eighth Amendment”), and that certain Ninth Amendment to Historic Lease effective as of May 14, 2004 (the “Ninth Amendment”), which shall be amended by this Tenth Amendment. This Tenth Amendment, together with the Original Lease, as amended by the First Amendment, the Second Amendment, the Third Amendment, Fourth Amendment, Fifth Amendment, Sixth Amendment, Seventh Amendment, Eighth Amendment, and Ninth Amendment hereinafter shall be referred to collectively as the
***SAN FRANCISCO MARITIME NATIONAL HISTORICAL PARK***
****PACIFIC WEST REGION — NATIONAL PARK SERVICE ****

Tenth Amendment
Haslett Warehouse
HL-SAFR001-00

“Lease”; and
     WHEREAS, pursuant to Section 5.5.1.1 of the Lease, CPI adjustments to the Base Rental shall be made every five (5) years during the Term with the first such adjustment to be made on the first day following the fifth anniversary of the issuance of the Certificate of Occupancy or Conditional Certificate of Occupancy, whichever occurs first; and
     WHEREAS, Lessor and Lessee desire to amend the Lease to reflect the first CPI adjustment to Base Rental in the manner set forth herein.
AGREEMENT
     NOW, THEREFORE, in consideration of the terms, conditions and covenants set forth below and other good and valuable consideration, the parties hereto agree as follows:
     1. The capitalized terms not otherwise defined herein shall have the meanings given in the Lease.
     2. Pursuant to Section 5.5, Lessee is obligated to pay Base Rental, as part of the Annual Rental, commencing with the first day following issuance of the Certificate of Occupancy or Conditional Certificate of Occupancy, whichever occurs first.
     3. The Certificate of Occupancy was issued on September 17, 2003, therefore pursuant to Section 5.5.1.1 of the Lease, the first adjustment to the Base Rental shall occur on September 18, 2008. In addition, pursuant to Section 5.2 of the Lease, Lease Year 1 commenced on September 17, 2003 and each subsequent Lease Year shall commence on January 1 thereafter. A copy of the Certificate of Occupancy is attached hereto as Exhibit A.
     4. Pursuant to Section 5.5 of the Lease, the initial amount of the Base Rental was One Million Dollars ($1,000,000) payable in equal monthly installments of Eighty-Three Thousand Three Hundred and Thirty-Three Dollars and Thirty-Three cents ($83,333.33).
     5. Pursuant to Section 5.5.2 of the Lease, Lessor notified Lessee that commencing as of September 18, 2008, the Base Rental, as adjusted by CPI, shall be in the amount of One Million Two Hundred Thousand Dollars ($1,200,000), payable in
***SAN FRANCISCO MARITIME NATIONAL HISTORICAL PARK***
****PACIFIC WEST REGION — NATIONAL PARK SERVICE ****

Tenth Amendment
Haslett Warehouse
HL-SAFR001-00

equal monthly installments of One Hundred Thousand Dollars ($100,000). A worksheet showing the CPI calculations, together with a chart of the annual CPI, are attached hereto as Exhibits B-1 and B-2.
     6. Pursuant to Section 5.5.1.1 of the Lease, CPI adjustments applicable to a partial month shall be remitted with the first full monthly payment due at the adjustment amount, however, since the amount of the CPI adjustment was not known until release of the October, 2008 CPI for the Bay Area, which occurred in December, 2008, Lessee received notification of the increase after the October, November and December 2008 payments of Base Rental were paid by Lessee to Lessor. Therefore, payment in the amount of Fifty-seven Thousand One Hundred Twenty-Three Dollars and Thirty Cents ($57,123.30) shall be due on December 30, 2008; which payment is comprised of the following amounts owed:

September 2008	$7,123.29
October 2008	$16,666.67
November 2008	$16,666.67
December 2008	$16,666.67

$57,123.30
     7. Commencing as of January 1, 2008 (Lease Year 6) through Lease Year 38, Percentage Rental shall be calculated pursuant to Section 5.6.1.3 of the Lease.
     8. Pursuant to Section 5.5.2 of the Lease, Lessor’s notice to Lessee of the CPI adjustment constitutes an amendment to the Lease as if duly executed by the Parties. This Tenth Amendment memorializes that amendment for the parties’ record-keeping purposes.
     9. This Tenth Amendment may be executed in counterparts, each of which shall constitute an original, and all of which together shall constitute one and the same instrument.
     10. Except as otherwise expressly modified by the terms of this Tenth Amendment, the Lease remains unchanged and in full force and effect.
***SAN FRANCISCO MARITIME NATIONAL HISTORICAL PARK***
****PACIFIC WEST REGION — NATIONAL PARK SERVICE ****

Tenth Amendment
Haslett Warehouse
HL-SAFR001-00

     IN WITNESS WHEREOF, the Regional Director of the Pacific West Region of the National Park Service, acting on behalf of the United States, in the exercise of the delegated authority from the Secretary, as Lessor, and Lessee have executed this Tenth Amendment by proper persons thereunto duly authorized as of the date first above written.

MARITIME HOTEL ASSOCIATES, L.P.,			NATIONAL PARK SERVICE
a California limited partnership

By:	Hyde Street Hospitality, LLC,
a Delaware limited liability company

Its:	General Partner

	By: Name:	/s/ Ben Rowe Ben Rowe	By: Name:	/s/ George J. Turnbull George Turnbull
	Title:	Chief Financial Officer	Title:	Deputy Regional Director, PWRO
***SAN FRANCISCO MARITIME NATIONAL HISTORICAL PARK***
****PACIFIC WEST REGION — NATIONAL PARK SERVICE ****

Tenth Amendment
Haslett Warehouse
HL-SAFR001-00

Exhibit A
Certificate of Occupancy
[Attached]
***SAN FRANCISCO MARITIME NATIONAL HISTORICAL PARK***
****PACIFIC WEST REGION — NATIONAL PARK SERVICE ****

Tenth Amendment
Haslett Warehouse
HL-SAFR001-00

Exhibit B-1
Worksheet for CPI Calculations
[Attached]
***SAN FRANCISCO MARITIME NATIONAL HISTORICAL PARK***
****PACIFIC WEST REGION — NATIONAL PARK SERVICE ****

Tenth Amendment
Haslett Warehouse
HL-SAFR001-00

Exhibit B-2
Annual CPI
[Attached]
***SAN FRANCISCO MARITIME NATIONAL HISTORICAL PARK***
****PACIFIC WEST REGION — NATIONAL PARK SERVICE ****